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                                    EXHIBIT 10.15
                         PROMOTIONAL SHARES ESCROW AGREEMENT

     THIS PROMOTIONAL SHARES ESCROW AGREEMENT (this "Agreement") made and entered into this 4th day of November, 1997, by and between Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Issuer"), whose principal place of business is located at 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293, and John W. Hail ("Hail"), Curtis H. Wilson, Sr. ("C. Wilson"), Ruth Wilson ("R. Wilson"), Roger P. Baresel ("R. Baresel"), Judith A. Baresel ("J. Baresel"), R. Terren Dunlap ("Dunlap"), Pre-Paid Legal Services, Inc. ("Pre-Paid"), and TVC, Inc. ("TVC") (Hail, C. Wilson, R. Wilson, R. Baresel, J. Baresel, Dunlap, Pre-Paid and TVC are collectively referred to as the "Depositors") and Liberty Bank and Trust Company of Oklahoma City, N.A. (the "Escrow Agent"), whose principal place of business is located at 100 Broadway, Oklahoma City, Oklahoma 73102 (all of whom are collectively referred to as "Signatories").

                                       RECITALS

     WHEREAS, the Issuer has filed an application with the Securities Administrator of the Oklahoma Department of Securities (the "Administrator") to register the Issuer's offering of (i) 1,495,000 shares of Common Stock, $.0001 par value, and 1,495,000 Redeemable Common Stock Purchase Warrants (the "Warrants") in units of one share of Common Stock and one Warrant (the "Units") and 1,495,000 shares of Common Stock underlying the Warrants for sale to public investors some of whom may be residents of the State of Oklahoma, (ii) 130,000 shares of Common Stock and 130,000 Warrants in units of one share of Common Stock and one Warrant underlying the warrants granted to Paulson Investment Company, Inc. and Joseph Charles & Assoc., Inc. the representatives of the underwriters of the Issuer's offering and (iii) 1,625,000 shares of Common Stock underlying the Warrants (the "Equity Securities");

     WHEREAS, Hail is the owner of 241,641 shares of Common Stock and stock options exercisable for the purchase of 250,000 shares of Common Stock; C. Wilson is the owner of 15,607 shares of Common Stock and stock options exercisable for the purchase of 250,000 shares of Common Stock; R. Wilson is the owner of 4,338 shares of Common Stock; R. Baresel and J. Baresel are the owners of 7,500 shares of Common Stock, and R. Baresel is the owner of stock options exercisable for the purchase of 35,000 shares of Common Stock; J. Baresel is the owner of 20,828 shares of Common Stock, stock option exercisable for the purchase of 87,500 shares of Common Stock, and the custodian holder for the benefit of the children of R. Baresel and J. Baresel of stock options exercisable for the purchase of 12,500 shares of Common Stock; Dunlap is the owner of stock options exercisable for the purchase of 37,500 shares of Common Stock; Pre-Paid is the owner of 80,768 shares of Common Stock (of which 56,415 shares are evidenced by pre-stock-reverse-split certificates evidencing 451,318 shares); and TVC is the owner of 3,000 shares of Common Stock (the shares of Common Stock, 1997-A Warrants and stock options are referred to herein as the "Promotional Securities");

     WHEREAS, as a condition to registering the Issuer's Equity Securities, the Depositors, who are security holders of the Issuer and who, for the purposes of this Agreement, are deemed to be Promoters of the Issuer, have agreed to deposit the Promotional Securities with the Escrow Agent; and

     WHEREAS, the Signatories have agreed to be bound by the terms of this Agreement.

     NOW, THEREFORE, the Signatories agree as follows:

1. DEPOSIT OF PROMOTIONAL SHARES. Upon execution and delivery of this Agreement to the Escrow Agent, Hail deposits 237,434 shares of Common Stock and stock options exercisable for the purchase of 250,000 shares of Common Stock; C. Wilson deposits 15,607 shares of Common Stock and stock options exercisable for the purchase of 250,000 shares of Common Stock; R. Wilson deposits 4,338 shares of Common Stock;R. Baresel and J. Baresel deposit 7,500 shares of Common Stock;
R. Baresel deposits

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stock options exercisable for the purchase of 35,000 shares of Common Stock;
J. Baresel deposits stock option exercisable for the purchase of 87,500 shares of Common Stock and in her capacity as the custodian holder for the benefit of the children of R. Baresel and J. Baresel stock options exercisable for the purchase of 12,500 shares of Common Stock; Dunlap deposits stock options exercisable for the purchase of 37,500 shares of Common Stock; Pre-Paid deposits 76,768 shares of Common Stock; and TVC deposits 1,500 shares of Common Stock. Furthermore, the respective Depositors named below have requested stock certificates to be issued to them, each certificate to evidence shares of Common Stock held in street name as of the date of this Agreement, and promptly upon receipt by each of the respective stock certificates, J. Baresel hereby agrees to deposit stock certificate(s) evidencing 20,828 shares of Common Stock, Pre-Paid hereby agrees to deposit stock certificate(s) evidencing 4,000 shares of Common Stock, and TVC agrees to deposit stock certificate(s) evidencing 1,500 shares of Common Stock. Upon completion of the delivery of such stock certificates, the depositors will have deposited with the Escrow Agent all of the Promotional Securities. Upon each deposit of the Promotional Securities, the Escrow Agent shall acknowledge receipt thereof and the deposit into an escrow account(s) (the "escrow").

2. EXERCISE OR CONVERSION OF PROMOTIONAL SHARES. To the extent the Promotional Shares have or represent exercise rights or conversion rights, the Escrow Agent shall, upon receipt of the Issuer's written request, provide the documents that evidence and/or which are necessary to cause exercise of the rights or conversion rights. The shares of Common Stock or other securities of the Issuer issued upon exercise or conversion of the Promotional Securities shall become and remain in escrow subject to the terms of this Agreement.

3. TERM. The term of this Agreement and the escrow shall begin on the date that the public securities offering relating thereto (the "public offering") is declared effective by the Administrator and shall continue for a period of 36 months thereafter. The Promotional Securities shall be held by the Escrow Agent pursuant to this Agreement until they are released in accordance with paragraph 4 of this Agreement.

4.   RELEASE OF PROMOTIONAL SECURITIES.

     (a) In the event of a dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of the Issuer's assets or securities (including by way of tender offer), or any other transaction or proceeding with a person who is not a Promoter, which results in the distribution of the Issuer's assets or securities ("Distribution"), while this Agreement remains in effect, the Depositors agree that:

          (i) All holders of the Issuer's Equity Securities will initially share on a pro rata, per share basis in the Distribution, in proportion to the amount of cash or other consideration that they paid per share for their Equity Securities (provided that the Administrator has accepted the value of the other consideration), until the shareholders who purchased the Issuer's Equity Securities pursuant to the public offering (the "Public Shareholders") have received, or have had irrevocably set aside for them, an amount that is equal to 100 percent of the public offering's price per share times the number of shares of Equity Securities that they purchased pursuant to the public offering and which they still hold at the time of the Distribution, adjusted for stock splits, stock dividends, recapitalization and the like; and

          (ii) All holders of the Issuer's Equity Securities shall thereafter participate on an equal, per share basis times the number of shares of Equity Securities they hold at the time of the Distribution, adjusted for stock splits, stock dividends, recapitalization and the like.

     (b) The Distribution may proceed on lesser terms and conditions than the terms and conditions in paragraph 4(a) of this Agreement if a majority of the Equity Securities that are not held by


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     Depositors, officers, directors, or Promoters of the Issuer, or their associates or affiliates vote, or consent by consent procedure, to approve the lesser terms and conditions.

     (c) In the event of a dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of the Issuer's assets or securities (including by way of tender offer), or any other transaction or proceeding with a person who is a Promoter, which results in a Distribution while this Agreement remains in effect, the Depositors' Promotional Securities shall remain in escrow subject to the terms of this Agreement.

     (d) The Depositors' Promotional Securities shall be released from escrow if (i) the public offering has been terminated, and no securities were sold pursuant thereto, or (ii) the public offering has been terminated, and all of the gross proceeds that were derived therefrom have been returned to the public investors, or (iii) the term of this Agreement shall have expired in accordance with and pursuant to paragraph 3 of this Agreement.

5. NOTICE OF TERMINATION. Upon expiration of the term of this Agreement, the Escrow Agent shall notify the Administrator in writing of such termination and shall not be required to provide the Administrator with any other documentation of such termination or release of the Promotional Securities.

6. RESTRICTIONS ON TRANSFER, SALE OR DISPOSAL OF PROMOTIONAL SECURITIES. While this Agreement is in effect, no Promotional Securities, any interest therein or any right or title thereto, may be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of ("transfer" or "transferred"), except as provided below, and the Escrow Agent shall not recognize any transfer that violates the terms of this Agreement. The Promotional Securities may not be transferred until the Escrow Agent has received a written statement, signed by the proposed transferee ("transferee"), which states that the transferee has full knowledge of the terms of this Agreement, the transferee accepts the Promotional Securities subject to the terms of this Agreement, and the transferee realizes that the Promotional Securities shall remain subject to the terms of the Agreement until they are released pursuant to paragraph 4 of this Agreement. Notwithstanding the foregoing, (a) Promotional Securities may be transferred by will, the laws of decent and distribution, operation of law, or by order of any court of competent jurisdiction and having proper venue and (b) Promotional Securities of a deceased Depositor may be hypothecated to pay the expenses of the deceased Depositor's estate. The hypothecated Promotional Securities shall remain subject to the terms of this Agreement. Promotional Securities may not be pledged to secure any other debt.

7. VOTING POWER. The Promotional Securities shall have the same voting rights as similar, non-escrowed Equity Securities. If the Promotional Securities are registered in the Escrow Agent's name, the Escrow Agent shall vote those Promotional Securities in accordance with the Depositors' written instructions.

8. DIVIDENDS. Cash dividends and stock dividends, that are granted to the Depositors, shall be promptly deposited with the Escrow Agent subject to the terms of this Agreement. The Escrow Agent shall place the cash dividends in an interest bearing account. The Escrow Agent shall treat the stock dividends, cash dividends and the interest earned thereon as assets of the Issuer which are available for distribution pursuant to paragraphs 4(a) and (b) of this Agreement, or as assets of the Issuer available for distribution to the Depositors, upon release of their Promotional Securities pursuant to paragraph 4 of this Agreement, unless they are to be used as compensation to the Escrow Agent, pursuant to paragraph 10 of this Agreement.

9. STOCK SPLITS AND ADDITIONAL SHARES. Equity Securities received by the Depositors as a result of stock splits, recapitalization of the Issuer, or the conversion of the Depositors' convertible securities while their Promotional Securities are held in escrow, shall be promptly deposited with the Escrow Agent as Promotional Securities subject to the terms of this Agreement. These Promotional Securities shall be distributed to the Depositors when their Promotional Securities are released from escrow pursuant to paragraph 4 of this Agreement.


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10.  RELIANCE BY ESCROW AGENT.  The Escrow Agent shall be protected if it acts in good faith upon any statement, certificate, notice, request, consent, order or other document which it believes to be genuine, conforms with the provisions of this Agreement and is signed by the proper party. The Escrow Agent's sole responsibility shall be to act in accordance with the terms expressly set forth in this Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Agreement unless it receives reasonable indemnification and advancement of fees and costs. The Escrow Agent may consult counsel with respect to any question arising under this Agreement. The Escrow Agent shall not be liable for any action taken or omitted, in good faith, upon the advice of counsel. In performing its duties hereunder, the Escrow Agent shall not be liable to anyone for any damage, loss, expense or liability other than for that which arises from the Escrow Agent's failure to abide by the terms of this Agreement.

11. ESCROW AGENTS COMPENSATION. The Escrow Agent shall be entitled to receive reasonable compensation from the Issuer for its services. If the Escrow Agent is required to render additional services that are not expressly set forth therein, or if it is made a party to or intervenes in any action, suit or proceeding pertaining to this Agreement ("Additional Services"), it shall be entitled to receive reasonable compensation from the Issuer and the Depositors. If Additional Services are provided, the Escrow Agent may deduct reasonable compensation from the cash dividends, interest and proceeds being held for distribution pursuant to this Agreement.

12. ESCROW AGENTS INDEMNIFICATION. The Issuer and the Depositors agree to hold the Escrow Agent harmless from, and indemnify the Escrow Agent for, any cost or liability regarding any administrative proceeding, investigation, litigation, interpretation or implementation relating to this Agreement, including release of Promotional Securities, the Distribution, and the disbursement of dividends, interest or proceeds, unless the cost or liability arises from the Escrow Agent's failure to abide by the terms of this Agreement.

13. INDEPENDENCE OF THE ESCROW AGENT. The Issuer hereby represents that all of its officers, directors and Promoters are listed on Exhibit A attached hereto and made a part hereof. The Escrow Agent hereby represents that it is not affiliated with the Issuer, the Depositors, or the Issuer's officers, directors or Promoters who are named in Exhibit A. For purposes of this Agreement, the Escrow Agent is not disqualified to act as Escrow Agent merely because the Issuer, its officers, directors and Promoters are customers of the Escrow Agent.

14. SCOPE. This Agreement shall inure to the benefit of and be binding upon the Depositors, their heirs and assignees, and upon the Issuer, Escrow Agent, and their successors.

15. SUBSTITUTE ESCROW AGENT. The Escrow Agent may, upon not less than 60 days prior written notice to the Issuer, Depositors, and the Administrator, resign as the Escrow Agent. The Issuer and the Depositors shall, before the effective date of the Escrow Agent's resignation, enter into a new identical Escrow Agreement with a substitute Escrow Agent. If the Issuer and the Depositors fail to enter into a new Escrow Agreement and appoint a successor Escrow Agent within 60 days after the Escrow Agent has given notice of its resignation, the Escrow Agent then serving under this Agreement shall retain the Promotional Securities in escrow until a new, identical Escrow Agreement has been executed and a successor Escrow Agent has been appointed. The Escrow Agent shall not be liable for retaining the Promotional Securities in escrow.

16. TERMINATION. Except for the compensation and indemnification provisions of paragraphs 11 and 12, above, which shall survive until they are satisfied, this Agreement shall terminate in its entirety when all of the Promotional Securities have been released, or the Issuer's Equity Securities and/or assets have been distributed pursuant to paragraph 4 of this Agreement..

17. MISCELLANEOUS PROVISIONS. Pursuant to the requirements of this Agreement, the Signatories have entered into this Agreement, which may be executed and written in multiple counterparts and each of


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

which shall be considered an original. This Agreement may be executed in counterparts, including facsimile signatures of the depositors followed by prompt delivery of the original signature page signed in counterpart, the sum of which shall constitute the entire agreement.

     In Witness Whereof, the Signatories have executed this Agreement in the capacities set for and effective as of the date first above written.

"Issuer"                  ADVANTAGE MARKETING SYSTEMS, INC.

                          By: /s/ JOHN W. HAIL
                              --------------------------------------------------
                                  John W. Hail, Chief Executive Officer
Attest:

/s/ ROGER P. BARESEL
--------------------------------
     Roger P. Baresel, Secretary

"Depositors"

     "Hail"               /s/ JOHN W. HAIL
                          ------------------------------------------------------
                              John W. Hail

     "C. Wilson"                   /s/ CURTIS H. WILSON, SR.
                                   ---------------------------------------------
                                   Curtis H. Wilson, Sr.

     "R. Wilson"                   /s/ RUTH WILSON
                                   ---------------------------------------------
                                   Ruth Wilson

     "R. Baresel"                  /s/ ROGER P. BARESEL
                                   ---------------------------------------------
                                   Roger P. Baresel

     "J. Baresel"                  /s/ JUDITH A. BARESEL
                                   ---------------------------------------------
                                   Judith A. Baresel

     "Dunlap"                      /s/ R. TERREN DUNLAP
                                   ---------------------------------------------
                                   R. Terren Dunlap

     "Pre-Paid"                    PRE-PAID LEGAL SERVICES, INC.

                          By: /s/ HARLAND C. STONECIPHER
                              --------------------------------------------------
                                 Harland C. Stonecipher, Chief Executive Officer
     Attest:

----------------------------------------------
                    Secretary
     "TVC"                         TVC, INC.

                          By: /s/ JOHN W. HAIL
                             --------------------------------------------------
                                 John W. Hail, President
     Attest:

----------------------------------------------
                    Secretary



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

"Escrow Agent"
                              LIBERTY BANK AND TRUST COMPANY OF
                              OKLAHOMA CITY, N.A.


                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------














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